================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 1, 2006

                        Commission File Number: 000-18053

                                   LASERSCOPE
             (Exact name of Registrant as specified in its charter)

          CALIFORNIA                                     77-0049527
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 30, 2006, Laserscope, a California corporation, acquired all of the capital stock of InnovaQuartz, Inc. a privately held company located in Phoenix, Arizona pursuant to a Stock Purchase Agreement between Laserscope, InnovaQuartz, Inc., The Griffin Family Revocable Trust, Steve Griffin, and Brian Barr for approximately $7.5 million in cash, the assumption of approximately $1.1 million in debt and future cash payments contingent on the financial performance of InnovaQuartz over approximately three years. InnovaQuartz is a developer, vertically integrated manufacturer and commercial supplier of advanced medical devices for multiple medical procedures including those used in the treatment of kidney, bladder, and other urinary stones. Since 2002, InnovaQuartz has supplied a key component of Laserscope's GreenLight PV(R) fiber optic delivery device used for the treatment of Benign Prostatic Hyperplasia.
The acquisition is described more completely in the press release which is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 1, 2006, Laserscope, a California corporation (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the release is attached as Exhibit 99.2 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. It shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press Release of Laserscope dated May 1, 2006 regarding its acquisition of InnovaQuartz, Inc.

99.2 Press Release of Laserscope dated May 1, 2006 announcing its financial results for the quarter ended March 31, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LASERSCOPE
                                               (Registrant)

Date: May 1, 2006                              By:  /s/ Derek Bertocci
                                                    ----------------------------
                                                    Derek Bertocci
                                                    Vice President, Finance, and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------
99.1          Press Release of Laserscope dated May 1, 2006 regarding its acquisition of InnovaQuartz, Inc.

99.2 Press Release of Laserscope dated May 1, 2006 announcing its financial results for the quarter ended March 31, 2006